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                                                           Exhibit 4.1


COMMON STOCK                                                     COMMON STOCK

                      [HEALTHGATE LOGO]

                    HealthGate DATA CORP.

    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             CUSIP 42222h 10 6




THIS CERTIFIES THAT







is the owner of



       FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
       ONE CENT ($0.1) EACH OF THE COMMON STOCK OF

HealthGate Data Corp., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


      /s/Mary B. Miller                  /s/         William S. Reece
      -----------------     [SEAL]       -------------------------------------
           TREASURER                     PRESIDENT AND CHIEF EXECUTIVE OFFICER




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THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE
CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;


    TEN COM - as tenants in common                UNIF GIFT MIN ACT-          Custodian
    TEN ENT - as tenants by the entireties                          ----------         -----------
    JT TEN  - as joint tenants with right of                          (Cust)             (Minor)
              survivorship and not as tenants                       under Uniform Gifts to Minors
              in common                                             Act
                                                                       -------------------
                                                                         (State)

        Additional abbreviations may also be used though not in the above list.


     For Value Received,         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said shares on the books of the within named
Corporation with full power of substitution in the premises.

Dated
     -----------------------------------

                       --------------------------------------------------------
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.